                      Confidential Treatment
                   ACQUISITION OPTION AGREEMENT


     THIS ACQUISITION OPTION AGREEMENT, dated this 5th day of May, 1997, is entered into by and among NOVALON
PHARMACEUTICAL CORPORATION, a Delaware corporation (the
"Corporation"), each of the persons whose signature appears in the signature pages of this Agreement under the caption
"Novalon Stockholders" (collectively, the "Novalon
Stockholders" and each individually a "Novalon
Stockholder"), and CUBIST PHARMACEUTICALS, INC., a Delaware corporation ("Cubist").

     WHEREAS, pursuant to the terms of that certain Series B Convertible Preferred Stock Purchase Agreement, dated of even date herewith (the "Series B Stock Purchase Agreement"), between the Corporation and Cubist, the Corporation has agreed to issue and sell to Cubist, and Cubist has agreed to purchase from the Corporation, ******** shares of the Series B Convertible Preferred Stock, $.001 par value per share, of the Corporation, upon the terms and subject to the conditions set forth therein; and

     WHEREAS, it is a condition precedent to the consummation by Cubist of all of its obligations under the Series B Stock Purchase Agreement that the Corporation and the Novalon Stockholders enter into this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows.

     SECTION 1. DEFINITIONS. The following terms as used herein shall have the meanings set forth below in this
Section 1 or shall have the meanings ascribed thereto elsewhere as referred to below in this Section 1:

               "Acquisition Closing" shall have the
          meaning ascribed to such term in Section 2.4 hereof.

               "Acquisition Closing Date" shall mean
          the date of the Acquisition Closing.

               "Affiliate" shall mean, with regard to
          any Person, any other Person or entity that directly or indirectly controls, or is controlled by, or is under common control with, such Person.

               "Agreement" and "this Agreement" shall
          mean this Acquisition Option Agreement, as amended from time to time.


* Confidential treatment requested: material has been omitted and filed separately with the Commission.

               "Average Trading Price Per Share" shall
          mean the average of the closing sale prices
          per share of Cubist Common Stock on the
          Nasdaq Stock Market, as reported in the Wall
          Street Journal, ***************************
          *********************************************
          ****************************************.

               "Code" shall mean the Internal Revenue
          Code of 1986, as amended.

               "Collaboration" shall have the meaning
          ascribed to such term in the Series B Stock
          Purchase Agreement.

               "Corresponding Novalon Stock Option"
          shall mean, with respect to any Substitute
          Stock Option, the Novalon Stock Option in substitution of which such Substitute Stock
          Option was granted pursuant to, and in
          accordance with, the provisions of Section
          2.5 hereof.

               "Cubist Common Stock" shall mean the
          common stock, $.001 par value per share, of Cubist.

               "Encumbrances" shall mean any claims,
          liens, pledges, options, charges, security interests, mortgages, conditional sales agreements, contingent sales agreements, any title retention agreements, leases, encumbrances or other rights of third parties, whether voluntarily incurred or arising by operation of law, including, without limitation, any agreement to give any of the foregoing in the future.

               "Exchange Act" shall mean the Securities
          Exchange Act of 1934, as amended.

               "Novalon Common Stock" shall mean the
          common stock, $.001 par value per share, of the Corporation.

               "Novalon Outstanding Stock" shall mean
          all shares of any and all classes or series of capital stock of the Corporation that are outstanding immediately prior to the
          Acquisition Closing; provided, however, that the term "Novalon Outstanding Stock" shall not include any shares of any class or series of capital stock of the Corporation that are owned by Cubist.

               "Novalon Stock Option" shall have the
          meaning ascribed to such term in Section 2.5 hereof.

               "Person" shall mean an individual,
          partnership, corporation, association,
          limited liability company, trust, joint
          venture, unincorporated

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

          organization, and any government, governmental department or agency or political subdivision thereof.

               "Securities Act" shall mean the
          Securities Act of 1933, as amended.

               "Subsidiaries" shall mean, collectively, all corporations, partnerships, limited liability companies or other Persons with respect to which the Corporation shall own, directly or indirectly, more that fifty percent (50%) of the issued and outstanding equity interests of such corporations, partnerships, limited liability companies or other Persons.

               "Substitute Stock Option" shall have the meaning ascribed to such term in Section 2.5 hereof.

               "UNC" shall mean The University of North
          Carolina at Chapel Hill.


     SECTION 2.  ACQUISITION OPTION.

     2.1. Option to Acquire Stock.

          (a) Subject to and upon the terms and conditions set forth in this Section 2, Cubist shall have the option (but not the obligation) to acquire all of the Novalon Outstanding Stock (the "Acquisition Option"). The Acquisition Option may only be exercised by Cubist during the period commencing on the date hereof and ending on ************* (the "Acquisition Option Period"). Cubist shall exercise the Acquisition Option by giving written notice of exercise to the Corporation (the "Exercise Notice"), which Exercise Notice shall specify the proposed structure of the transaction pursuant to which Cubist shall acquire all of the Novalon Outstanding Stock and the proposed date by which such transaction will be consummated. The Corporation shall send to each Novalon Stockholder a copy of the Exercise Notice promptly after receipt thereof by the Corporation.

          (b)  In the event that Cubist shall not have
exercised the Acquisition Option on or prior to **************** and that Cubist shall not have terminated this Agreement pursuant to Section 12(a) hereof, then
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************

     2.2. Structure of the Transaction; Acquisition Agreement. Upon exercise by Cubist of the Acquisition Option pursuant to, and in accordance with, the provisions of Section 2.1 above, the acquisition by Cubist of all of the Novalon Outstanding Stock (the "Acquisition") shall be effected pursuant to a transaction structured as a merger, a reverse or forward triangular merger, an asset acquisition, a stock acquisition or otherwise, as may be selected and requested by Cubist and specified in the Exercise Notice to be delivered to the Corporation and the Novalon Stockholders pursuant to Section 2.1 hereof. The Corporation hereby acknowledges and agrees that the structure of any such transaction may require that its separate corporate existence terminate, such as, for example, in the case of a merger or a reverse triangular merger. Each Novalon Stockholder hereby acknowledges and agrees that, in the event that the structure of any such transaction is a stock acquisition, he will sell or cause to be sold to Cubist all of the shares of capital stock of the Corporation owned by such Novalon Stockholder on the Acquisition Closing Date. The Corporation and the Novalon Stockholders hereby acknowledge and agree that, in the event that Cubist exercises the Acquisition Option, the Corporation and the Novalon Stockholders will be required to enter into an acquisition agreement with Cubist and/or its Subsidiaries or Affiliates pursuant to which the Acquisition will be consummated, and that the terms and conditions of any such acquisition agreement shall include and/or be consistent with all of the terms set forth in this Agreement and shall include such other reasonable terms and provisions (including representations and warranties, covenants, indemnification provisions and conditions to closing) as are customary for similar transactions (any such acquisition agreement being hereinafter referred to as the "Definitive Acquisition Agreement"). Upon the execution and delivery of the Definitive Acquisition Agreement, this Agreement shall be deemed to have been terminated and superseded by the Definitive Acquisition Agreement. The failure of the parties to mutually agree upon and enter into the Definitive Acquisition Agreement shall in no way relieve the Corporation and the Novalon Stockholders from their respective obligations hereunder to consummate the Acquisition upon and subject to the terms and provisions of this Agreement. The failure or refusal of any party hereto to enter into the Definitive Acquisition Agreement having reasonable and customary terms and conditions shall be a material breach of such party's obligations under this Agreement.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     2.3. Consideration; Escrow; Adjustments.

          (a)  The aggregate purchase price payable by
Cubist for the Novalon Outstanding Stock shall be ************* (the "Purchase Price"), subject to adjustment pursuant to Section 2.3(b) hereof (the Purchase Price, as so adjusted, being referred to herein as the "Adjusted Purchase Price"). At the Acquisition Closing, Cubist shall make payment of such aggregate purchase price by issuing to the Novalon Stockholders, as a group, that number of shares of Cubist Common Stock (the "Consideration Shares") as shall be equal to the quotient obtained by dividing (i) the Adjusted Purchase Price by (ii) the Average Trading Price Per Share. Cubist shall not be required to issue any fractional share, but, in lieu thereof, Cubist shall make a cash payment equal to the product obtained by multiplying (x) such fractional share by (y) the Average Trading Price Per Share. The Consideration Shares and any cash payment made in lieu of any fractional share shall be allocated among the Novalon Stockholders ratably in proportion to the respective number of shares of Novalon Common Stock owned by the Novalon Stockholders immediately prior to the Acquisition Closing.

          (b) The Purchase Price shall be reduced by the aggregate amount of any liabilities incurred by the Corporation after December 31, 1996 that are outside the ordinary course of business of the Corporation.

          (c) Notwithstanding anything in Section 2.3(a) to the contrary, Cubist shall be entitled to hold-back up to ten percent (10%) of the Consideration Shares in escrow until the third anniversary of the Acquisition Closing. Cubist shall be entitled to proceed against any of the Consideration Shares held in escrow in the event that Cubist shall have any claim for indemnification against the Novalon Stockholders.

          (d) Notwithstanding anything in Section 2.3(a) to the contrary, Cubist shall be entitled (but not required) to pay up to twenty percent (20%) of the Purchase Price in cash, in which case the number of Consideration Shares shall be ratably adjusted based on the Average Trading Price Per Share.

     2.4. Closing. If, but only if, the Acquisition Option is exercised by Cubist pursuant to, and in accordance with, the provisions of Section 2.1 above, the closing of the Acquisition (the "Acquisition Closing") shall be held at the offices of Bingham, Dana & Gould LLP, 150 Federal Street, Boston, Massachusetts, on such date as may be mutually agreed upon by Cubist and the Corporation; provided, however, that, if Cubist and the Corporation are unable to agree upon such date, then such date shall be designated by Cubist, but Cubist may not designate a date earlier than the thirtieth day following the date that the Exercise Notice is given. Cubist and the Corporation, or, in the absence of agreement as to the Acquisition Closing Date, Cubist alone, shall give written notice to the Novalon Stockholders of the

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Acquisition Closing Date. At the Acquisition Closing, the parties shall take such actions as may be required in order to consummate the Acquisition.

     2.5. Stock Options.  At the Acquisition Closing, if
any, each stock option of the Corporation that is
outstanding immediately prior thereto (each a "Novalon Stock Option" and collectively, the "Novalon Stock Options") shall be canceled, and Cubist shall grant to the holder thereof a stock option under Cubist's Amended and Restated 1993 Stock Option Plan (each such stock option granted by Cubist being referred to herein as a "Substitute Stock Option" and, collectively with all other stock options granted by Cubist pursuant to this Section 2.5, the "Substitute Stock
Options") in substitution for such holder's canceled Novalon Stock Option; provided, however, that in no event shall Cubist be obligated to grant a Substitute Stock Option pursuant to this Section 2.5 with respect to any Novalon Stock Option that was not outstanding as of March 21, 1997.
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
*************************************************************
***********************************************************
************************************************************
************************************************************
***************************************************  It is
the intention of the parties that the Substitute Stock Options be treated as non-qualified stock options for income tax purposes. At the Acquisition Closing, Cubist shall enter into a non-qualified stock option agreement with each individual to whom Cubist must grant a Substitute Stock Option pursuant to this Section 2.5, which non-qualified stock option agreement shall evidence the terms of the Substitute Stock Option to which it pertains and shall otherwise be substantially in the form of Cubist's standard form of non-qualified stock option agreement.

     2.6. Common Stock Deemed Outstanding.  For purposes of
Section 2.5 hereof, the number of shares of Novalon Common Stock deemed outstanding immediately prior to the Acquisition Closing shall be equal to (i) the number of shares of Novalon Common Stock that are actually issued and outstanding immediately prior to the Acquisition Closing, plus (ii) the number of shares of Novalon Common Stock issuable immediately prior to the Acquisition Closing upon exercise, exchange or conversion of any security or instrument exercisable or exchangeable for, or convertible into, shares of Novalon Common Stock immediately prior to the Acquisition Closing. Without limiting the generality of the foregoing

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

provisions of this Section 2.6, the shares of Common Stock issuable immediately prior to the Acquisition Closing upon conversion of any Preferred Stock then issued and outstanding shall be included, for purposes of Section
2.5 above, among the number of shares of Novalon Common Stock deemed outstanding immediately prior to the Acquisition Closing.

     2.7. Accounting Treatment. The parties intend that the Acquisition shall be treated as a pooling of interests for accounting purposes.

     2.8. Tax Treatment. The parties intend that the Acquisition shall be treated as a reorganization for purposes of Section 368 of the Code.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION AND THE NOVALON STOCKHOLDERS. The Corporation and the Novalon Stockholders hereby jointly and severally represent and warrant to Cubist that the representations and warranties made by the Corporation in the Series B Stock Purchase Agreement are true and correct, all to the same extent as if such representations and warranties were set forth in full herein.

     SECTION 4.  SPECIAL REPRESENTATIONS AND WARRANTIES OF
THE NOVALON STOCKHOLDERS. The Novalon Stockholders hereby represent and warrant to Cubist as follows:

     4.1.  Due Authorization, Etc.

          (a)  Each Novalon Stockholder that is not a
natural person has obtained all necessary authorizations and approvals from its Board of Directors and shareholders, or Board of Trustees or other governing body, required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Novalon Stockholders and constitutes the legal, valid and binding obligation of each of the Novalon Stockholders enforceable against each of the Novalon Stockholders in accordance with its terms.

          (b) The execution, delivery and performance of this Agreement by each Novalon Stockholder and his, her, or its participation in the consummation of the transactions contemplated hereby are within such Novalon Stockholder's full legal right, power and authority and do not contravene, permit the termination of or constitute a default (or an event which, with or without the giving of notice or the passage of time, or both, will constitute a default) under
(i) the corporate charter and By-Laws, or other constituent instruments, of any Novalon Stockholder that is not a natural person, or (ii) any agreement or other instrument binding upon such Novalon Stockholder, and will not result in the creation or imposition of any lien, charge or encumbrance in favor of any third party upon any of such Novalon

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Stockholder's assets or properties. The execution, delivery and performance by the Novalon Stockholders of this Agreement do not violate any provision of applicable law or regulations or any judgment, injunction, award, decree or order to which any such Novalon Stockholder is subject.

          (c) None of the Novalon Stockholders has any present plan or intention to sell or otherwise transfer the shares of Cubist Common Stock to be received in connection with the Acquisition.

     4.2. Title to Stock. Schedule 4.2 hereto sets forth the number of shares of Novalon Common Stock owned by each Novalon Stockholder on the date hereof. Each Novalon
Stockholder owns of record and beneficially, and on the Acquisition Closing Date will own of record and beneficially, all right, title and interest in and to the shares of Novalon Common Stock set forth opposite such Novalon Stockholder's name on Schedule 4.2 hereto, free and clear of all Encumbrances.

     4.3. Ownership of Cubist Capital Stock. As of the date hereof, none of the Corporation, the Novalon
Stockholders or their respective affiliates or associates
(as such terms are defined under the Exchange Act), (i) beneficially own, directly or indirectly, or (ii) are parties to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, in each case, shares of capital stock of Cubist other than as a result of this transaction.

     4.4.  Securities Act Matters.

          (a) If and to the extent that the Acquisition is consummated, each Novalon Stockholder will be acquiring the shares of Cubist Common Stock to be issued to such Stockholder pursuant to the Acquisition for such Stockholder's account for investment and not with a view to the distribution thereof. Each Novalon Stockholder acknowledges that the Consideration Shares to be acquired by such Novalon Stockholder in connection with the Acquisition will not be registered under the Securities Act and, therefore, such Consideration Shares must be held, and the economic risk of the investment must be borne, indefinitely unless and until such Consideration Shares are subsequently registered under the Securities Act or an exemption from such registration is available.

          (b)  Such Stockholder has received copies of
Cubist's Annual Report to Stockholders for 1997 and Cubist's
Annual Report on Form 10-K for its fiscal year ended
December 31, 1996 (the "SEC Material"). Cubist has made available to each Novalon Stockholder or such

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Novalon Stockholder's purchaser representative, if any, the opportunity to ask questions of, and receive answers from, Cubist or persons acting on its behalf concerning the terms and conditions of the Acquisition and to obtain any additional information that such Novalon Stockholder or such Novalon Stockholder's purchaser representative may deem necessary to verify the accuracy of the information contained in the SEC Material.

          (c) Each Novalon Stockholder is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act or meets the requirements of Section 4.4(d) below.

          (d) As indicated in Schedule 4.4 hereto, each Novalon Stockholder either (i) has such knowledge and experience in financial and business matters so that such Stockholder is capable of evaluating the merits and risks of an investment in Cubist, or (ii) has relied upon the advice of such Novalon Stockholder's purchaser representative, named in Schedule 4.4 hereto, with regard to the considerations involved in making such investment, and such purchaser representative and such Novalon Stockholder together have such knowledge and experience in financial and business matters so that such purchaser representative and Novalon Stockholder are capable of evaluating the merits and risks of such investment.

          (e) At the Acquisition Closing, each Novalon Stockholder shall enter into a Registration Rights
Agreement with Cubist, in form and substance reasonably satisfactory to such Novalon Stockholder and Cubist,
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
**************************************************  Each
Novalon Stockholder hereby agrees that such Registration Rights Agreement shall also provide that such Novalon Stockholder shall not be entitled to exercise his, her or its rights thereunder to the extent that any such exercise would disqualify the Acquisition as a "pooling of interests" for accounting purposes.

     SECTION 5. CONDUCT OF BUSINESS PRIOR TO ACQUISITION CLOSING DATE. The Corporation covenants and agrees that (and the Stockholders covenant and agree that they will cause the Corporation to), from and after the date of this Agreement and until the earlier of (i) the Acquisition Closing Date or (ii) the expiration date of the Acquisition Option Period, except as otherwise specifically consented to or approved by Cubist in writing:

     5.1. Full Access. The Corporation shall afford to Cubist and its authorized representatives full access during normal business hours to all properties, books, records, contracts and documents of the Corporation and its Subsidiaries and a full opportunity to make such investigations as Cubist or any of its authorized representatives shall desire to make of the Corporation and its Subsidiaries, and

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

the Corporation shall furnish or cause to be furnished to Cubist and its authorized representatives all such information with respect to the affairs and businesses of Corporation and its Subsidiaries as Cubist may reasonably request.

     5.2. Carry on in Regular Course. The Corporation and its Subsidiaries shall maintain their owned and leased properties in good operating condition and repair, reasonable wear and tear excepted, and to make all necessary renewals, additions and replacements thereto. The Corporation and its Subsidiaries shall carry on their business diligently and substantially in the same manner as heretofore and not make or institute any unusual or novel methods of manufacture, purchase, sale, lease, management, accounting or operation. The Corporation and its Subsidiaries shall preserve all of their accounting and business records, corporate records, trade secrets and proprietary information for the benefit of Cubist.

     5.3. No Dividends, Issuances, Repurchases, Etc. The Corporation shall not declare or pay any dividends (whether in cash, shares of stock, property or otherwise) on, or make any other distribution (whether in cash, shares of stock, property or otherwise) in respect of, any shares of its capital stock, or authorize, sell, issue, purchase, redeem or acquire for value any shares of its capital stock or any options, warrants or rights to acquire any shares of its capital stock.

     5.4. No Increases. Neither the Corporation nor any of its Subsidiaries shall increase the compensation payable or to become payable to officers, employees or consultants, or increase any bonus, insurance, pension or other benefit plan, payment or arrangement made to, for or with any such officers, employees or consultants.

     5.5 Loans; Investments; Prepayments; Contingent Liabilities. Neither the Corporation nor any of its Subsidiaries shall borrow money from, or lend money to, any Person. Neither the Corporation nor any of its Subsidiaries shall make any investment in any Person. Neither the Corporation nor any of its Subsidiaries shall guarantee, indemnify or otherwise become contingently liable in any way, or act as a surety with respect to, any debt, liability or obligation of any Person.

     5.6 Prepayments; Forgiveness of Debt. Neither the Corporation nor any of its Subsidiaries shall (i) prepay any of its debt obligations or otherwise accelerate payment of any of its debt obligations or (ii) forgive any debt or obligation owed to the Corporation or such Subsidiary.

     5.7 Expenditures. Neither the Corporation nor any of its Subsidiaries shall accrue, expend or commit, in any single transaction or series of related transactions, any amount in excess of $50,000 without the prior written consent of Cubist.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     5.8  No Unauthorized Subsidiaries.  Neither the
Corporation nor any of its Subsidiaries shall not acquire, own or otherwise have or control any equity interest in any corporation, partnership, limited liability company or any other Person, without the prior written consent of Cubist.

     5.9.  Contracts, Commitments and Related Matters.
Neither Corporation nor any of its Subsidiaries shall enter into any contract or commitment or engage in any transaction not in the usual and ordinary course of business and consistent with their normal business practices.

     5.10.  Sale, Exchange, Lease or License of Assets.
Neither Corporation nor any of its Subsidiaries shall sell, exchange, license, lease or otherwise dispose of any asset or properties without the prior written consent of Cubist.
Without limiting the generality of the foregoing, neither the Corporation nor any of its Subsidiaries shall license any of its intellectual property to any Person without the prior written consent of Cubist.

     5.11. Acquisitions of Assets. Except with the prior written consent of Cubist, neither the Corporation nor any of its Subsidiaries shall purchase, license, lease or otherwise acquire any asset or properties, except for acquisitions of inventory, supplies, tools, spare parts, research equipment and supplies, laboratory equipment and supplies and biological materials, in each case in the ordinary course of business consistent with past practices.
Without limiting the generality of the foregoing, neither the Corporation nor any of its Subsidiaries shall license any of intellectual property from any Person without the prior written consent of Cubist.

     5.12. Preservation of Organization. The Corporation shall use its best efforts to preserve the business organization of Corporation and its Subsidiaries intact, to keep available to Cubist the present officers and employees of Corporation and its Subsidiaries and to preserve for Cubist the present relationships with suppliers and customers and others having business relations with the Corporation or any of its Subsidiaries. The Corporation shall not amend its Certificate of Incorporation or By-Laws, except with the prior written consent of Cubist. Neither the Corporation nor any of its Subsidiaries shall merge or consolidate with any other Person, or acquire any stock or securities of any other Person.

     5.13. No Default. Neither the Corporation nor any of its Subsidiaries shall do any act or omit to do any act, or permit any act or omission to act, which will cause a material breach of any contract, commitment or obligation of the Corporation or any of its Subsidiaries.

     5.14.  Compliance with Laws.  The Corporation and its
Subsidiaries shall duly comply in all material respects with all laws, regulations and orders applicable with respect to their business.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     5.15. Title to Assets. The Corporation shall continue to have good and valid record and marketable title to all of its assets, free and clear of all Encumbrances.

     5.16. Advice of Change. The Corporation shall promptly advise Cubist in writing of any material adverse change in the business, condition, operations, prospects or assets of the Corporation and its Subsidiaries.

     5.17. Consents of Third Parties. The Corporation shall employ its best efforts to secure, before the Acquisition Closing Date, the consent, in form and substance satisfactory to Cubist and Cubist's counsel, to the consummation of the transactions contemplated by this Agreement by each party to any contract, commitment or obligation of the Corporation or any of its Subsidiaries, under which such transactions would constitute a default, would accelerate, modify or vest obligations of the Corporation or any of its Subsidiaries or would permit cancellation of any such contract.

     5.18.  Transactions with Affiliates.  Neither
Corporation nor any of its Subsidiaries will enter into any transaction with any Affiliate.

     SECTION 6.  COVENANTS OF THE PARTIES.

     6.1.  *************************************************
************************************************************
************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
******************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     6.2. Novalon's Director of Business Development. During the Acquisition Option Period, Cubist and the Corporation shall consider and discuss whether to extend an offer of employment to Clay Thorp, the Corporation's current Director of Business Development. The parties hereby acknowledge that the foregoing provisions of this Section
6.2 do not obligate Cubist to employ, or offer employment to, Clay Thorp.

     6.3. Location of Corporation's Operations. During the Acquisition Option Period, Cubist and the Corporation shall consider and discuss the advantages and disadvantages to Cubist of keeping the businesses and operations of the Corporation in the Chapel Hill, North Carolina area. If, after such discussions, Cubist determines, in its sole discretion, that it is in Cubist's best interests to relocate the businesses and operations of the Corporation to another location, Cubist shall be free to effect such relocation at any time after the Acquisition Closing Date upon providing adequate notice thereof.

     6.4. Transfer of Stock; Title to Stock. During the period commencing on the date hereof and ending on the earlier of (x) the expiration date of the Acquisition Option
Period or (y) Acquisition Closing Date, each Novalon
Stockholder hereby covenants that:

          (i) such Novalon Stockholder shall not sell, convey, transfer, assign, pledge, encumber or otherwise dispose of any shares of capital stock of the Corporation or any interest therein; and

          (ii) such Novalon Stockholder shall continue to have good and valid record and marketable title to all of the shares of capital stock of the Corporation owned by such Novalon Stockholder on the date hereof, and all of such shares shall continue to be free and clear of all Encumbrances.

     6.5. Pooling and Tax-Free Reorganization Treatment. None of the Corporation, the Novalon Stockholders or Cubist shall intentionally take or cause to be taken any action, whether before or after the Acquisition Closing, which would disqualify the Acquisition as a "pooling of interests" for accounting purposes or as a "reorganization" within the meaning of Section 368 of the Code.

     6.6. No Solicitation. Unless and until the expiration of the Acquisition Option Period, none of the Corporation, its officers, directors, employees, representatives and agents, including, but not limited to, investment bankers, attorneys and accountants, or the Novalon Stockholders shall (and the Novalon Stockholders will not permit the Corporation to) directly or indirectly encourage, solicit, initiate or participate in any discussions or negotiations with, or provide any information to, any corporation, partnership, person or other entity or group (other than Cubist and its affiliates or representatives) concerning any offer or proposal for

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

any merger, tender offer, sale of substantial assets, sale of shares of capital stock or debt securities or similar transaction involving the Corporation (an "Acquisition Proposal"). The Corporation will immediately communicate to Cubist the terms of any proposal, discussion, negotiation or inquiry relating to an Acquisition Proposal and the identity of the party making such proposal or inquiry which it may receive in respect of any such transaction.

     6.7. Public Announcements. Neither the Corporation nor Cubist will distribute any news release or other public information disclosure with respect to this Agreement or any of the transactions contemplated hereby without the prior consent of the other; provided, however, any such prior consent shall not be required with respect to the distribution of any such news release or other public information disclosure to the extent such distribution is required to satisfy either the Corporation's or Cubist's obligations under applicable securities laws or is otherwise required by law.

     6.8. Standstill. If the Acquisition Closing occurs, each Novalon Stockholder hereby covenants and agrees that, so long as such Novalon Stockholder or any of its affiliates (as such term is defined in the Exchange Act) owns of record or beneficially (as such term is defined in the Exchange
Act) any of the Consideration Shares, neither such Novalon Stockholder nor its affiliates shall, directly or indirectly, unless authorized in writing by Cubist, in any manner:

          (i) acquire, offer or propose to acquire, solicit an offer to sell or agree to acquire, directly or indirectly, alone or in concert with others, by purchase or otherwise, any direct or indirect beneficial interest in any voting securities or direct or indirect rights, warrants or options to acquire, or securities convertible into or exchangeable for, any voting securities of Cubist;

          (ii) make, or in any way participate in, directly or indirectly, alone or in concert with others, any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the Securities and Exchange Commission promulgated pursuant to Section 14 of the Exchange Act) or seek to advise or influence in any manner whatsoever any person or entity with respect to the voting of any voting securities of Cubist;

          (iii) form, join or in any way participate in a "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any voting securities of Cubist;

          (iv)  acquire, offer to acquire or agree to
acquire, directly or indirectly, alone or in concert with others, by purchase, exchange or otherwise, (A) any of the assets, tangible or intangible, of Cubist or any of its affiliates or (B) direct or indirect rights, warrants or options to acquire any assets of Cubist or any of its

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

affiliates, except for such assets as are then being offered for sale by Cubist, or any of its affiliates;

          (v) arrange, or in any way participate, directly or indirectly, in any financing for the purchase of any voting securities or securities convertible or exchangeable into or exercisable for any voting securities or assets of Cubist or any of its affiliates;

          (vi) otherwise act, alone or in concert with others, to seek to propose to Cubist or any of its stockholders any merger, business combination, restructuring, recapitalization or other transaction to or with Cubist or otherwise see, alone or in concert with others, to control, change or influence the management, board of directors, or policies of Cubist or nominate any person as a director who is not nominated by the then incumbent directors, or propose any matter to be voted upon by the stockholders of Cubist; or

     (vii) take any action that might result in Cubist having to make a public announcement regarding any of the matters referred to in clauses (i) through (vi) of this
Section 6.8, or announce an intention to do, or enter into any agreement or understanding or discussions with others to do, any of the actions restricted or prohibited under such clauses (i) through (vi).

     6.9. Non-Competition. If the Acquisition Closing occurs, each Novalon Stockholder hereby covenants and agrees that, during the period commencing on the Acquisition Closing Date and ending on the fifth anniversary of the Acquisition Closing Date, such Novalon Stockholder shall not, directly or indirectly:

          (i)  for its own account or as an employee,
officer, director, partner, joint venturer, shareholder, investor, consultant or otherwise (except as an investor in a corporation whose stock is publicly traded and in which such Novalon Stockholder holds less than 2% of the outstanding voting shares), engage in any business relating to the research, discovery, development, sale, licensing, marketing or other commercialization of (i) any of the biological targets which Cubist is researching, developing, otherwise actively pursuing, selling, marketing or otherwise commercializing at the time of the Acquisition Closing (the "Cubist Biological Targets") or (ii) anti-bacterial and/or anti-fungal drugs whose principal mechanism of action is the inhibition of any Cubist Biological Target;

          (ii) solicit the employment of any employee of Cubist, the Corporation or any of their respective
Subsidiaries; or

          (iii) interfere with any business relationship between Cubist, the Corporation or any other of their respective Subsidiaries, on the one hand, with any

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Person (including, without limitation, any licensor, licensee, collaborator, corporate partner, supplier or customer), on the other hand.

At the Acquisition Closing, Cubist shall deliver to the Corporation and Dana M. Fowlkes a list of the Cubist
Biological Targets and Dr. Fowlkes shall, promptly thereafter, send a copy of such list to each of the other
Novalon Stockholders.

     SECTION 7.  CONDITIONS PRECEDENT TO CUBIST'S
OBLIGATIONS. Notwithstanding Cubist's exercise of the Acquisition Option pursuant to, and in accordance with, the provisions of Section 2.1 hereof, Cubist shall be obligated to consummate the Acquisition only if each of the following conditions is satisfied at or prior to the Acquisition Closing Date, unless any such condition is waived in writing by Cubist:

     7.1. Accuracy of Representations and Warranties by the Corporation and the Novalon Stockholders. The representations and warranties of the Corporation and the Novalon Stockholders set forth in Sections 3 and 4 hereof shall be true and correct in all material respects as of the Acquisition Closing Date with the same force and effect as though made again at and as of the Acquisition Closing Date, except for changes permitted or required by this Agreement.

     7.2.  Compliance by the Corporation and the Novalon
Stockholders. The Corporation and the Novalon Stockholders shall have performed and complied in all material respects with all covenants and agreements contained in this Agreement required to be performed or complied with by them on or before the Acquisition Closing Date.

     7.3. No Material Change. Since December 31, 1996 there shall not have been or threatened to be any material damage to or loss or destruction of any properties or assets owned or leased by the Corporation or any of its Subsidiaries (whether or not covered by insurance) or any material adverse change in the condition (financial or otherwise), operations, business or assets of the Corporation and its Subsidiaries taken as a whole or imposition of any laws, rules or regulations which would materially adversely affect the condition (financial or otherwise), operations, business or assets of the Corporation and its Subsidiaries taken as a whole.

     7.4. Officers' Closing Certificate. The Corporation shall have executed and delivered to Cubist at and as of the Acquisition Closing a certificate, duly executed by the Corporation's President, in form and substance satisfactory to Cubist and Cubist's counsel, certifying that the conditions specified in each of Section 7.1, 7.2 and 7.3 have been satisfied.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     7.5.  Definitive Acquisition Agreement.  Each of
Cubist, the Corporation and the Novalon Stockholders shall have executed and delivered to each other counterparts of the Definitive Acquisition Agreement.

     7.6. UNC License Agreement. Each of the Corporation and UNC shall have executed and delivered to the other counterparts of a license agreement with respect to the U.S. patent application entitled "Electrochemical Probes for Detection of Molecular Interactions and Drug Discovery" and any continuations and divisions derived therefrom, and such license agreement shall be in form and substance satisfactory to Cubist and shall be in full force and effect prior to and immediately after the Acquisition Closing.

     7.7. Invention Assignments. The Corporation shall have made available to Cubist such invention assignments requested by Cubist with respect to the U.S. patent application entitled "Identification of Drugs Using
Complementary Combinatorial Libraries", and such invention assignments shall be in form and substance satisfactory to Cubist.

     7.8.  Employment and Non-Competition Agreement with
Dana Fowlkes. Dana Fowlkes and the Corporation shall have terminated Dr. Fowlkes employment agreement with the Corporation, and Dr. Fowlkes shall have executed and delivered to Cubist an employment and non-competition agreement (the "Fowlkes Employment Agreement"), pursuant to which Dr. Fowlkes shall become a Vice President of Cubist from and after the Acquisition Closing upon such terms and conditions (including, without limitation, base salary and fringe benefits) as Cubist and Dr. Fowlkes shall have mutually agreed upon as reflected in the Fowlkes Employment
Agreement; provided, however, that in no event shall the base salary and fringe benefits of Dr. Fowlkes under the Fowlkes Employment Agreement be less than the base salary and fringe benefits of Dr. Fowlkes under his employment agreement with the Corporation, as in effect on March 21, 1997.

     7.9.  Employment Matters.

     (a)  Each of the scientific employees of the
Corporation shall have agreed to become employees of Cubist upon the same terms of employment as were in effect for such scientific employees on March 21, 1997; provided, however, that the terms of such scientific employees' employment with Cubist may require that such scientific employees relocate.

     (b)  Each of the scientific employees of the
Corporation shall have executed and delivered to Cubist a counterpart of Cubist's standard form of Proprietary
Information and Inventions Agreement, a copy of which is attached to this Agreement as Exhibit A hereto.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     7.10.  Consulting Agreements.

     (a) The Corporation and each of its consultants shall have terminated such consultant's consulting relationship with the Corporation, and such consultant shall have entered into a consulting agreement with Cubist for a term equal to the balance of the term of such consultant's consulting agreement with the Corporation and upon such other terms (including, without limitation, consulting effort and consideration) as were included in such consultant's consulting agreement with the Corporation, as in effect on March 21, 1997.

     (b) Each of the consultants of the Corporation shall have executed and delivered to Cubist a counterpart of Cubist's standard form of Proprietary Information and Inventions Agreement, a copy of which is attached to this Agreement as Exhibit A hereto.

     7.11.  Scientific Advisory Board.  Each of Thomas
Shenk, Holden Thorp and Brian Kay shall have agreed to become members of Cubist's Scientific Advisory Board.

     7.12. No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Acquisition shall be in effect.

     7.13. Opinion of the Corporation's Counsel. The Corporation shall have delivered to Cubist the opinion of Jenner & Block, counsel to the Corporation and the Novalon Stockholders, dated the Acquisition Closing Date and in form and substance reasonably satisfactory to Cubist and Cubist's counsel.

     7.14. Accounting Treatment. Cubist shall have received letters from Coopers & Lybrand L.L.P. (on behalf of Cubist) and Ernst & Young L.L.P. (on behalf of the Corporation and the Novalon Stockholders), dated the date of the Acquisition Closing, substantially to the effect that, on the basis of a review of this Agreement and the transactions contemplated hereby, in such accountants' opinion Accounting Principles Board Opinion No. 16 requires that the Acquisition be accounted for as a pooling of interests.

     7.15. Tax Opinion. Cubist shall have received a legal opinion from Bingham, Dana & Gould LLP, counsel to Cubist, to the effect that, on the basis of the facts and representations set forth therein, or set forth in writing elsewhere and referred to therein, for federal income tax purposes the Acquisition constitutes a reorganization under
Section 368 of the Code. In rendering any such opinions, such counsel may rely, to the extent it deems necessary or appropriate, upon opinions of

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

other counsel and upon representations of an officer or officers of Cubist and the Corporation or any of their affiliates.

     7.16. Due Diligence. Cubist shall have completed its due diligence review of the Corporation and its assets, properties, contractual obligations, intellectual property position, business and operations, and the results of such due diligence review shall be satisfactory to Cubist in its reasonable discretion.

     7.17. Proceedings and Documents Satisfactory. All proceedings in connection with the Acquisition and the other transactions contemplated by this Agreement and all certificates and documents delivered to Cubist pursuant to this Section 7 shall be reasonably satisfactory to Cubist and its counsel.

     SECTION 8. CONDITIONS PRECEDENT TO THE CORPORATION'S AND THE NOVALON STOCKHOLDERS' OBLIGATIONS. Notwithstanding Cubist's exercise of the Acquisition Option pursuant to, and in accordance with, the provisions of Section 2.1 hereof, the Corporation and the Novalon Stockholders shall be obligated to consummate the Acquisition only if each of the following conditions is satisfied at or prior to the Acquisition Closing Date, unless any such condition is waived in writing by the Corporation:

     8.1. Compliance by Cubist. Cubist shall have performed and complied in all material respects with all of the covenants and agreements required to be performed or complied with by it on or before the Acquisition Closing
Date.

     8.2. Officers' Certificate. Cubist shall have delivered to the Corporation a certificate of its President, dated the Acquisition Closing Date, stating that the conditions set forth in Section 8.1 have been satisfied.

     8.3. Employment and Non-Competition Agreement with Dana Fowlkes. Cubist shall have executed and delivered to Dana Fowlkes a counterpart of the Fowlkes Employment Agreement, pursuant to which Dr. Fowlkes shall become a Vice President of Cubist from and after the Acquisition Closing upon such terms and conditions (including, without limitation, base salary and fringe benefits) as Cubist and Dr. Fowlkes shall have mutually agreed upon as reflected in the Fowlkes Employment Agreement; provided, however, that in no event shall the base salary and fringe benefits of Dr. Fowlkes under the Fowlkes Employment Agreement be less than the base salary and fringe benefits of Dr. Fowlkes under his employment agreement with the Corporation, as in effect on March 21, 1997.

     8.4. Employment Matters. Cubist shall have offered employment to each of the scientific employees of the Corporation upon the same terms of employment as were applicable to such scientific employees during their employment by the

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Corporation; provided, however, that the terms of such scientific employees employment with Cubist may require that such scientific employees relocate.

     8.5. Consulting Agreements. Cubist shall have executed and delivered to each of the Corporation's consultants a consulting agreement with a term equal to the balance of the term of such consultant's consulting agreement with the Corporation and upon such other terms
(including, without limitation, consulting effort and consideration) as were included in such consultant's consulting agreement with the Corporation, as in effect on March 21, 1997.

     8.7.  Scientific Advisory Board.  Each of Thomas Shenk,
Holden Thorp and Brian Kay shall have been appointed as members of Cubist's Scientific Advisory Board.

     8.8. No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Acquisition shall be in effect.

     8.9. Opinion of Cubist's Counsel. Cubist shall have delivered to the Novalon Stockholders the opinion of Bingham, Dana & Gould LLP, counsel to Cubist, dated the
Acquisition Closing Date and in form and substance reasonably satisfactory to the Novalon Stockholder and their counsel.

     8.10. Tax Opinion. The Novalon Stockholders shall have received a legal opinion from Jenner & Block, counsel to the Novalon Stockholders, to the effect that, on the basis of the facts and representations set forth therein, or set forth in writing elsewhere and referred to therein, for federal income tax purposes the Acquisition constitutes a reorganization under Section 368 of the Code. In rendering any such opinions, such counsel may rely, to the extent it deems necessary or appropriate, upon opinions of other counsel and upon representations of an officer or officers of Cubist and the Corporation or any of their affiliates.

     8.11. Proceedings and Documents Satisfactory. All proceedings in connection with the Acquisition and the other transactions contemplated by this Agreement and all certificates and documents delivered to the Corporation and the Novalon Stockholders pursuant to this Section 8 shall be reasonably satisfactory to the Corporation, the Novalon Stockholders and their counsel.

     SECTION 9. CONFIDENTIAL INFORMATION. Any and all non-public information disclosed by Cubist to Corporation or by Corporation to Cubist as a result of the negotiations leading to the execution of this Agreement, or in furtherance hereof, shall remain subject to the terms of the Confidential Non-

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Disclosure Agreement dated March 12, 1997 executed and delivered to each other by Cubist and the Corporation (the "Confidentiality Agreement").

     SECTION 10. SURVIVAL OF REPRESENTATIONS. Each of the representations and warranties in this Agreement made by the Corporation or any of the Novalon Stockholders shall survive the Acquisition Closing and shall expire on the third anniversary of the Acquisition Closing Date.

     SECTION 11. TAX CONSEQUENCES TO THE PARTIES. Cubist, on the one hand, and the Corporation and the Novalon
Stockholders, on the other, understand and agree that neither Cubist, on the one hand, nor the Corporation or the Novalon Stockholders, on the other, are making any representation or warranty as to the tax consequences of this Agreement and the events and actions contemplated hereby. Nonetheless, if the Acquisition Closing occurs all parties hereto agree to report the Acquisition on their respective federal income tax returns as a tax-free reorganization under Section 368 of the Code.

     SECTION 12.  TERMINATION; LIABILITIES CONSEQUENT
THEREON. This Agreement may be terminated and the Acquisition abandoned at any time prior to the Acquisition
Closing only as follows:

          (a) by Cubist, upon notice to the Corporation at any time prior to the exercise of the Acquisition Option; or

          (b) by Cubist or the Corporation, upon notice to the other at any time after the expiration of the Acquisition Option Period if Cubist did not timely exercise the Acquisition Option pursuant to, and in accordance with, the provisions of Section 2.1 hereof; or

          (c) by Cubist, upon notice to the Corporation if the conditions set forth in Section 7 shall not have been satisfied within ninety (90) days following Cubist's exercise of the Acquisition Option pursuant to, and in accordance with, the provisions of Section 2.1 hereof; or

          (d) by the Corporation, upon notice to Cubist if the conditions set forth in Section 8 shall not have been satisfied within ninety (90) days following Cubist's exercise of the Acquisition Option pursuant to, and in accordance with, the provisions of Section 2.1 hereof; or

          (e) at any time by mutual agreement of Cubist and the Corporation; or

          (f) by Cubist, if there has been any material breach of any representation, warranty or covenant of the Corporation or the Novalon

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Stockholders contained herein and the same has not been cured within 30 days after notice thereof; or

          (g) by the Corporation, if there has been any material breach of any covenant of Cubist contained herein and the same has not been cured within 30 days after notice thereof.

Any termination pursuant to this Section 12 shall be without liability on the part of any party, unless such termination is the result of a material breach of this Agreement by a party to this Agreement in which case such breaching party shall remain liable for such breach notwithstanding any termination of this Agreement. The Confidentiality Agreement shall survive any termination of this Agreement.

     SECTION 13.  GENERAL.

     13.1 Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated
************************************************************
*
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
***********************************

     13.2.  Assignment and Benefits of Agreement.  This
Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors, but may not be assigned by any of the parties without the written consent of the others. Except as aforesaid or as specifically provided for elsewhere in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their said successors and permitted assigns, any rights under or by reason of this Agreement.


     13.3 Remedies. In case that any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce its or their rights, either by suit in equity and/or

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties to this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

     13.4 Entire Agreement. Except as specifically otherwise provided for elsewhere in this Agreement, this Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

     13.5 Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class, registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular mail, addressed or telecopied, as the case may be, to such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:
      (i)  If to the Corporation, to:
                Novalon Pharmaceutical Corporation
                214 West Cameron Avenue, Suite B
                Chapel Hill, N.C. 27516
                Attention:  Dana M. Fowlkes, M.D., Ph.D.,
                            President & CEO
                Telecopier:(919) 968-9255

                with a copy to:

                Jenner & Block
                12th Floor
                601 Thirteenth Street, N.W.
                Washington, D.C. 20005
                Attention:  D. Joe Smith, Esq.
                Telecopier:  (203) 639-6066

      (ii)  If to Cubist, to:

                Cubist Pharmaceuticals, Inc.
                24 Emily Street
                Cambridge, MA  02139
                Attention:  Scott M. Rocklage, Ph.D.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                Telecopier:  (617) 576-0232

                with a copy to:

                Bingham, Dana & Gould LLP
                150 Federal Street
                Boston, MA 02110-1726
                Attention: Julio E. Vega, Esquire
                Telecopier:(617) 951-8736

     (iii)  If to any Novalon Stockholder, to

                c/o Novalon Pharmaceutical Corporation
                214 West Cameron Avenue, Suite B
                Chapel Hill, N.C. 27516
                Attention:  Dana M. Fowlkes, M.D., Ph.D.,
                             President & CEO
                Telecopier:(919) 968-9255

                with a copy to:

                Jenner & Block
                12th Floor
                601 Thirteenth Street, N.W.
                Washington, D.C. 20005
                Attention:  D. Joe Smith, Esq.
                Telecopier:  (203) 639-6066


Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) when delivered in hand to the party to which it was directed, (ii) if sent by telex, telecopier, facsimile machine or telegraph and properly addressed in accordance with the foregoing provisions of this Section 13.5, when received by the addressee, (iii) if sent by commercial courier guaranteeing next business day delivery, on the business day following the date of delivery to such courier, or (iii) if sent by first-class mail, postage prepaid, and properly addressed in accordance with the foregoing provisions of this Section 13.5, (A) when received by the addressee, or (B) on the third business day following the day of dispatch thereof, whichever of (A) or (B) shall be the earlier.

     13.6 Amendments and Waivers. Any provision of this Agreement may be amended, modified or terminated, and the observance of any provision of this Agreement may be waived
(either generally or in a particular instance and either

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

retrospectively or prospectively), with, but only with, the written consent of each of the parties hereto.

     13.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13.8 No Waiver of Future Breach. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof. No assent, express or implied, by any party hereto to any breach in or default of any agreement or condition herein contained on the part of any other party hereto shall constitute a waiver of or assent to any succeeding breach in or default of the same or any other agreement or condition hereof by such other party.

     13.9 Attorneys' Fees. If any party to this Agreement brings an action to enforce its rights under this Agreement and such party is the prevailing party, then such party shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action. The amount of such costs and expenses to which such party shall be entitled shall be determined and set by the judge and not a jury.

     13.10     Headings.  The headings of the various
sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     13.11 Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

     13.12     Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of Delaware, excluding choice of law rules thereof.

     13.13 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         CORPORATION:

                         NOVALON PHARMACEUTICAL
                           CORPORATION


                         By:  [signature appears here]
                            --------------------------------------------
                              Name: Dana M. Fowlkes, M.D., Ph.D.
                              Title:  President & CEO


                         CUBIST:

                         CUBIST PHARMACEUTICALS, INC.


                         By:   [signature appears here]
                            --------------------------------------------
                              Scott M. Rocklage, President


                         NOVALON STOCKHOLDERS:


                           [signature appears here]
                            --------------------------------------------
                         Dana M. Fowlkes

                           [signature appears here]
                            --------------------------------------------
                         Susan T. Lord

                           [signature appears here]
                            --------------------------------------------
                         Thomas E. Shenk


* Confidential treatment requested: material has been omitted and filed separately with the Commission.
                                 27